FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):         May 31, 2001
                                                 ----------------------------


                               Global Axcess Corp.
                         Formerly NetHoldings.Com, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter.)


                                     Nevada
            ---------------------------------------------------------
                    (State of incorporation or organization)


                    0-17874                             88-0199674
            ------------------------       -----------------------------------
            (Commission File Number)       (I.R.S. Employee Identification No.)


           2240 Shelter Island Drive, Suite 202, San Diego, California
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                      92106
                            ------------------------
                                   (Zip Code)

Registrant's telephone number, including area code:       (619) 243-1163
                                                   --------------------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 1.  Changes in Control of Registrant

         On May 31, 2001, pursuant to an Asset Purchase Agreement and Plan of Reorganization (the "Agreement") between NetHoldings.com Inc., a Nevada corporation (the "Company") and IFT Financial Group, Inc., a Nevada corporation ("IFT"), the company acquired substantially all of the assets and business interests of IFT in exchange for shares of the common stock of the Company. Immediately prior to the Closing of the transaction contemplated by the Agreement, the Company had 25,000,000 shares of preferred stock authorized and none outstanding and 75,000,000 shares of common stock authorized and 2,203,737 shares outstanding. At Closing, the Company issued an additional 8,775,000 to IFT in exchange for the assets and business interests of IFT as described in the Agreement, executed by and between the Company and IFT on May 9, 2001. Effective at Closing of this transaction pursuant to Agreement, IFT became the majority shareholder of the Company. Additionally, at Closing, and pursuant to specific terms of the Agreement, all existing members of the Board of Directors and all Officers of the Company resigned and new Officers and Directors appointed by IFT assumed their respective duties and roles with the Company.

         IFT's principal activities include providing complete non-banking Automatic Teller Machine (ATM) sales, leasing, placement, installation and service to retail establishment, as well as providing consumers other financial products and services nationwide.

         Prior to the tranaction, the holders of 5% or more of the common stock of IFT was as follows:

         David Fann                         20.3%
         Richard Wray                       11.7%
         Julie Wray                         11.3%
         Michael Dodak                       9.9%
         Cambragch Capital, Inc.             7.1%
         Timothy Tallent                     5.1%
         Robert Mehlmax                      8.8%

         The above holders are expected to own more than 5% of the Company's common stock after IFT distributes the shares of the Company's common stock it received in the transaction to the holders of its common stock. _____ The Company will file by amendment, not later than 60 days after June 15, 2001, the date that this initial report on Form 8-K must be filed, any additional required information as it relates to holders of more than 5% of the Company's common stock.

Item 2.  Acquisition or Disposition of Assets

         As described in Item 1 above, on May 31, 2001, pursuant to an Asset Purchase Agreement and Plan of Reorganization, the Company acquired substantially all of the assets and business interests of IFT.

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A



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


Item 5.  Other Events

                  N/A

Item 6.  Resignation of Registrant's Directors

         Pursuant to the terms of the aforementioned Agreement, the Company accepted the resignation of Mr. Steven B. Mortensen, Mr. Jon L. Lawver and Mr. Leonard J. Roman.

         Simultaneously, the Company appointed as Directors, Mr. David A. Fann, Chief Executive Officer of IFT, Richard Wray, President of IFT and Daryl C. Idler Secretary and General Counsel of IFT.

Item 7.  Financial Statements and Exhibits

         Pro forma financial statements for the combined businesses of the Company and IFT, in addition to audited financial statements of IFT for the year ended December 31, 2000, will be filed by amendment not later than 60 days after June 15, 2001, the date that this initial report on Form 8-K must be filed.

Exhibit 2.1 Asset Purchase agreement and Plan of Reorganization by and between NetHoldings.com, Inc. and IFT Financial Group, Inc.


Item 8.  Change in Registrant's Fiscal Year

                  N/A


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


                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Global Axcess Corp.
                                             Formerly NetHoldings.con, Inc..
                                                      (Registrant)



Dated: June 15, 2001                        By:   /s/ Daryl Idler
                                                --------------------------------
                                                      Daryl Idler
                                                      Secretary and Director











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